UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report:  July 17, 2003

(Date of earliest event reported)

INSWEB CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-26083	94-3220749
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification Number)

11290 Pyrites Way, Suite 200 Gold River, California 95670
(Address of principal executive offices)

(916) 853-3300
(Registrant’s telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)                                  Exhibits

Exhibit No.	Description

99.1	Press Release dated July 17, 2003, entitled “InsWeb Reports Second Quarter Financial Results.”

ITEM 9.  REGULATION FD DISCLOSURE (PURSUANT TO ITEM 12).

In accordance with SEC Release No.33-8316, the following information, intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead furnished under “Item 9. Regulation FD Disclosure.”  The information in this report and the exhibit attached hereto shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section of Sections 11 or 12 (a)(2) of the Securities Act of 1933, as amended.  The information contained herein and in the accompanying exhibit shall not be deemed to be incorporated by reference into any filing with the SEC made by InsWeb Corporation whether before or after the date hereof, regardless of any general incorporation language contained in such filing.

On July 17, 2003, InsWeb Corporation issued a press release announcing financial results for the three and six months ended June 30, 2003.  The press release is attached to this report as Exhibit 99.1.

SIGNATURE

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2003	INSWEB CORPORATION (Registrant)

/s/ William D. Griffin
William D. Griffin Chief Financial Officer (Principal Accounting Officer)